UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2003

Date of Report (Date of Earliest Event Reported)

NSD Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Commission File No. 0-22124

Commonwealth of Pennsylvania	25-1616814
(State or other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5004 McKnight Road, Pittsburgh

Pittsburgh, Pennsylvania 15237

(Address of Principal executive offices, including zip code)

(412) 231-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On February 27, 2003, NSD Bancorp, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent public accountant effective upon completion of the audit for the 2002 fiscal year. The decision to dismiss Deloitte as the Company’s independent public accountant was approved by the Company’s Audit Committee.

During each of the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through March 28, 2003, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports; and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K occurring within the Company’s two most recent fiscal years and the subsequent interim period through March 28, 2003.

Deloitte’s audit reports on the Company’s consolidated financial statements as of and for each of the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Deloitte with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Deloitte provide its response letter, addressed to the United States Securities and Exchange Commission, stating whether it agrees with the statements may by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Attached as an exhibit to this Form 8-K is Deloitte’s response in which they stated they are in agreement with the Company’s statements included in this Form 8-K.

(b) On February 27, 2003, the Company’s Audit Committee approved the engagement of S.R. Snodgrass as the registrant’s independent accountant for the examination of the Registrant’s financial statements for the fiscal year ending December 31, 2003. During the last two fiscal years and the subsequent interim period, the Company did not consult S.R. Snodgrass regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

S.R. Snodgrass was furnished with a copy of this disclosure under Item 304, and chose not to provide a letter addressed to the United States Securities and Exchange Commission containing any new information, clarification of the registrant’s expression of its views, or the respects in which it does not agree with the statements made above.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NSD BANCORP, INC. (Registrant)

Date:	April 4, 2003	By:	/S/ JAMES P. RADICK
James P. Radick Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

16	Letter from Deloitte & Touche LLP pursuant to Item 304 (a) (3) of Regulation S-K	Page 4